SIX CIRCLES FUNDS

Six Circles Ultra Short Duration Fund

(a series of Six Circles Trust)

Supplement dated September 5, 2025

to the Summary Prospectus dated May 1, 2025, as amended

Effective September 8, 2025 Siddarth Mehta and Amanda Liu will be added as portfolio managers for the Six Circles Ultra Short Duration Fund (“the Fund”). As a result, the portfolio manager information for BlackRock Investment Management, LLC (“BlackRock”) for the Fund in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus is hereby deleted in its entirety and replaced with the following:

BLACKROCK

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Akiva Dickstein	2020	Managing Director
Scott MacLellan, CFA, CMT	2020	Managing Director
Siddarth Mehta	2025	Director
Amanda Liu, CFA	2025	Director

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-PR-925